                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                   Alec E. Gores

Address:                c/o The Gores Group, LLC
                        10877 Wilshire Blvd., 18th Floor
                        Los Angeles, CA 90024

Designated Filer:       GTG PC Investments, LLC

Issuer & Ticker Symbol: HyperSpace Communications, Inc. (HCO)

Date of Event
 Requiring Statement:   12/13/05

Signature:              /s/ Alec E. Gores
                        ----------------------
                        Alec E. Gores